EXHIBIT 99.13


                                  ALGER GROWTH

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00    10.000000      100.000
08/08/98                12.265967      100.000    $1,226.60    $1,225.93     99.945
12/31/98                14.311723       99.945    $1,430.39    $1,429.72     99.899


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,429.72           $54.00          $1,375.72
         Total Return Incep to Date        42.97%                              37.57%
         Average Annual Return             29.15%                              25.64%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00      9.800529     102.035
12/31/98                 14.311723     102.035    $1,460.30    $1,459.63     101.988


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,459.63           $54.00          $1,405.63
         Total Return Incep to Date        45.96%                              40.56%
         Average Annual Return             45.96%                              40.56%

                              ALGER MID CAP GROWTH

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 11.182789     100.000    $1,118.28    $1,117.61     99.940
12/31/98                 12.556091      99.940    $1,254.86    $1,254.19     99.887


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,254.19           $54.00          $1,200.19
         Total Return Incep to Date        25.42%                              20.02%
         Average Annual Return             17.60%                              13.95%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00      9.771143     102.342
12/31/98                 12.556091     102.342    $1,285.02    $1,284.35     102.289


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,284.35           $54.00          $1,230.35
         Total Return Incep to Date        28.43%                              23.03%
         Average Annual Return             28.43%                              23.03%

                                 ALGER SMALL CAP

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 10.368611     100.000    $1,036.86    $1,036.19     99.935
12/31/98                 11.411597      99.935    $1,140.42    $1,139.75     99.877


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,139.75           $54.00          $1,085.75
         Total Return Incep to Date        13.98%                               8.58%
         Average Annual Return              9.81%                               6.06%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     10.015887     99.841
12/31/98                 11.411597     99.841     $1,139.35    $1,138.68     99.783


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,138.68           $54.00          $1,084.68
         Total Return Incep to Date        13.87%                               8.47%
         Average Annual Return             13.87%                               8.47%

                             FIDELITY EQUITY INCOME

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
01/06/94   $1,000.00     10.000000     100.000
01/06/95                 10.572735     100.000    $1,057.27    $1,056.60     99.937
01/06/96                 13.960766      99.937    $1,395.19    $1,394.52     99.889
01/06/97                 15.835032      99.889    $1,581.74    $1,581.07     99.846
01/06/98                 19.808248      99.846    $1,977.78    $1,977.11     99.813
12/31/98                 21.955818      99.813    $2,191.47    $2,190.80     99.782


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $2,190.80           $36.00          $2,154.80
         Total Return Incep to Date       119.08%                             115.48%
         Average Annual Return             17.03%                              16.64%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     19.944206     50.140
12/31/98                 21.955818     50.140     $1,100.86    $1,100.19     50.109


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,100.19           $54.00          $1,046.19
         Total Return Incep to Date        10.02%                               4.62%
         Average Annual Return             10.02%                               4.62%

                            FIDELITY GROWTH PORTFOLIO

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
01/06/94   $1,000.00     10.000000     100.000
01/06/95                  9.719394     100.000       $971.94     $971.27     99.931
01/06/96                 12.806119      99.931     $1,279.73   $1,279.06     99.879
01/06/97                 14.968966      99.879     $1,495.08   $1,494.41     99.834
01/06/98                 18.079980      99.834     $1,805.00   $1,804.33     99.797
12/31/98                 24.937964      99.797     $2,488.73   $2,488.06     99.770


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $2,488.06           $36.00          $2,452.06
         Total Return Incep to Date       148.81%                             145.21%
         Average Annual Return             20.06%                              19.71%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     18.128084     55.163
12/31/98                 24.937964     55.163     $1,375.65    $1,374.98     55.136


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,374.98           $54.00          $1,320.98
         Total Return Incep to Date        37.50%                              32.10%
         Average Annual Return             37.50%                              32.10%

                              FIDELITY HIGH INCOME

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
01/06/94   $1,000.00     10.000000     100.000
01/06/95                  9.647019     100.000      $964.70      $964.03     99.931
01/06/96                 11.576790      99.931    $1,156.87    $1,156.20     99.873
01/06/97                 12.858559      99.873    $1,284.22    $1,283.55     99.821
01/06/98                 15.044284      99.821    $1,501.73    $1,501.06     99.776
12/31/98                 14.104051      99.776    $1,407.25    $1,406.58     99.729


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,406.58           $36.00          $1,370.58
         Total Return Incep to Date        40.66%                              37.06%
         Average Annual Return              7.08%                               6.53%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     14.948644     66.896
12/31/98                 14.104051     66.896     $943.50      $942.83       66.848


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $942.83             $54.00          $888.83
         Total Return Incep to Date      -5.72%                             -11.12%
         Average Annual Return           -5.72%                             -11.12%

                               FIDELITY CONTRAFUND

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
05/01/95   $1,000.00     10.000000     100.000
05/01/96                 12.989201     100.000    $1,298.92    $1,298.25     99.948
05/01/97                 14.507671      99.948    $1,450.02    $1,449.35     99.902
05/01/98                 20.155168      99.902    $2,013.55    $2,012.88     99.869
12/31/98                 22.720573      99.869    $2,269.08    $2,268.41     99.840


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $2,268.41           $45.00          $2,223.41
         Total Return Incep to Date       126.84%                             122.34%
         Average Annual Return             25.00%                              24.32%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     17.724777     56.418
12/31/98                 22.720573     56.418     $1,281.85    $1,281.18     56.389


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,281.18           $54.00          $1,227.18
         Total Return Incep to Date        28.12%                              22.72%
         Average Annual Return             28.12%                              22.72%

                                 FIDELITY INDEX


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
01/06/94   $1,000.00     10.000000     100.000
01/06/95                  9.980301     100.000       $998.03     $997.36     99.933
01/06/96                 13.477119      99.933     $1,346.81   $1,346.14     99.883
01/06/97                 16.434588      99.883     $1,641.54   $1,640.87     99.842
01/06/98                 21.238464      99.842     $2,120.50   $2,119.83     99.811
12/31/98                 26.997774      99.811     $2,694.67   $2,694.00     99.786


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $2,694.00           $36.00          $2,658.00
         Total Return Incep to Date       169.40%                             165.80%
         Average Annual Return             21.99%                              21.66%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     21.332832     46.876
12/31/98                 26.997774     46.876     $1,265.55    $1,264.88     46.851


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,264.88           $54.00          $1,210.88
         Total Return Incep to Date        26.49%                              21.09%
         Average Annual Return             26.49%                              21.09%

                            FIDELITY INVESTMENT GRADE

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
01/06/94   $1,000.00     10.000000     100.000
01/06/95                  9.474873     100.000      $947.49      $946.82     99.929
01/06/96                 10.928088      99.929    $1,092.04    $1,091.37     99.868
01/06/97                 11.119064      99.868    $1,110.44    $1,109.77     99.808
01/06/98                 12.132093      99.808    $1,210.88    $1,210.21     99.752
12/31/98                 12.882327      99.752    $1,285.04    $1,284.37     99.700


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,284.37           $36.00          $1,248.37
         Total Return Incep to Date        28.44%                              24.84%
         Average Annual Return              5.15%                               4.55%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     12.001084     83.326
12/31/98                 12.882327     83.326     $1,073.43    $1,072.76     83.274


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,072.76           $54.00          $1,018.76
         Total Return Incep to Date         7.28%                               1.88%
         Average Annual Return              7.28%                               1.88%

                             JANUS AGGRESSIVE GROWTH

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 12.187205     100.000    $1,218.72    $1,218.05     99.945
12/31/98                 14.431797      99.945    $1,442.39    $1,441.72     99.899


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,441.72           54.00           $1,387.72
         Total Return Incep to Date        44.17%                              38.77%
         Average Annual Return             29.93%                              26.43%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     10.899696     91.746
12/31/98                 14.431797     91.746     $1,324.06    $1,323.39     91.699


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,323.39           $54.00          $1,269.39
         Total Return Incep to Date        32.34%                              26.94%
         Average Annual Return             32.34%                              26.94%

                                  JANUS GROWTH

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 11.731128     100.000    $1,173.11    $1,172.44     99.943
12/31/98                 13.554003      99.943    $1,354.63    $1,353.96     99.893


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,353.96           $54.00          $1,299.96
         Total Return Incep to Date        35.40%                              30.00%
         Average Annual Return             24.22%                              20.65%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     10.131033     98.707
12/31/98                 13.554003     98.707     $1,337.87    $1,337.20     98.657


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,337.20           $54.00          $1,283.20
         Total Return Incep to Date        33.72%                              28.32%
         Average Annual Return             33.72%                              28.32%

                               JANUS INTERNATIONAL

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 11.445242     100.000    $1,144.52    $1,143.85     99.941
12/31/98                 11.067242      99.941    $1,106.08    $1,105.41     99.881


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,105.41           $54.00          $1,051.41
         Total Return Incep to Date        10.54%                               5.14%
         Average Annual Return              7.44%                               3.65%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00      9.572341     104.468
12/31/98                 11.067242     104.468    $1,156.17    $1,155.50     104.407


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,155.50           $54.00          $1,101.50
         Total Return Incep to Date        15.55%                              10.15%
         Average Annual Return             15.55%                              10.15%

                                 JANUS WORLDWIDE

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 12.068635     100.000    $1,206.86    $1,206.19     99.944
12/31/98                 12.437347      99.944    $1,243.04    $1,242.37     99.891


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,242.37           $54.00          $1,188.37
         Total Return Incep to Date        24.24%                              18.84%
         Average Annual Return             16.80%                              13.15%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00      9.782137     102.227
12/31/98                 12.437347     102.227    $1,271.43    $1,270.76     102.173


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,270.76           $54.00          $1,216.76
         Total Return Incep to Date        27.08%                              21.68%
         Average Annual Return             27.08%                              21.68%

                   NEUBERGER BERMAN LIMITED MATURITY BOND FUND

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 10.442426     100.000    $1,044.24    $1,043.57     99.936
12/31/98                 10.498452      99.936    $1,049.17    $1,048.50     99.872


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,048.50           $54.00          $994.50
         Total Return Incep to Date         4.85%                            -0.55%
         Average Annual Return              3.45%                            -0.39%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     10.197704     98.061
12/31/98                 10.498452     98.061     $1,029.49    $1,028.82     97.997


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,028.82           $54.00          $974.82
         Total Return Incep to Date         2.88%                           -2.52%
         Average Annual Return              2.88%                           -2.52%

                       NEUBERGER BERMAN PARTNERS PORTFOLIO

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 10.135751     100.000    $1,013.58    $1,012.91     99.934
12/31/98                 10.553450      99.934    $1,054.65    $1,053.98     99.870


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,053.98            $54.00         $999.98
         Total Return Incep to Date         5.40%                            -0.00%
         Average Annual Return              3.83%                            -0.00%



                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     10.268995     97.381
12/31/98                 10.553450     97.381     $1,027.70    $1,027.03     97.317


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,027.03           $54.00          $973.03
         Total Return Incep to Date         2.70%                            -2.70%
         Average Annual Return              2.70%                            -2.70%

                       NORTHSTAR GROWTH + VALUE PORTFOLIO

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
01/03/95   $1,000.00     10.000000     100.000
01/03/96                 12.390501     100.000    $1,239.05    $1,238.38     99.946
01/03/97                 14.919464      99.946    $1,491.14    $1,490.47     99.901
01/03/98                 16.871709      99.901    $1,685.50    $1,684.83     99.861
12/31/98                 19.982048      99.861    $1,995.43    $1,994.76     99.828


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,994.76           $45.00          $1,949.76
         Total Return Incep to Date        99.48%                              94.98%
         Average Annual Return             18.87%                              18.19%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     16.980133     58.892
12/31/98                 19.982048     58.892     $1,176.79    $1,176.12     58.859


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,176.12           $54.00          $1,122.12
         Total Return Incep to Date        17.61%                              12.21%
         Average Annual Return             17.61%                              12.21%

                              NORTHSTAR HIGH YIELD

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 10.667913     100.000    $1,066.79    $1,066.12     99.937
12/31/98                 10.095547      99.937    $1,008.92    $1,008.25     99.871


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,008.25           $54.00          $954.25
         Total Return Incep to Date         0.83%                            -4.57%
         Average Annual Return              0.59%                            -3.30%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     10.176962     98.261
12/31/98                 10.095547     98.261     $992.00      $991.33       98.195


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $991.33             $54.00          $937.33
         Total Return Incep to Date      -0.87%                              -6.27%
         Average Annual Return           -0.87%                              -6.27%

                            NORTHSTAR EMERGING GROWTH

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
01/03/95   $1,000.00     10.000000     100.000
01/03/96                 12.051734     100.000    $1,205.17    $1,204.50     99.944
01/03/97                 13.546973      99.944    $1,353.94    $1,353.27     99.895
01/03/98                 15.440712      99.895    $1,542.45    $1,541.78     99.852
12/31/98                 17.795032      99.852    $1,776.86    $1,776.19     99.814


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,776.19           $45.00          $1,731.19
         Total Return Incep to Date        77.62%                              73.12%
         Average Annual Return             15.47%                              14.73%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     15.382720     65.008
12/31/98                 17.795032     65.008     $1,156.82    $1,156.15     64.970


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,156.15           $54.00          $1,102.15
         Total Return Incep to Date        15.61%                              10.21%
         Average Annual Return             15.61%                              10.21%

                          NORTHSTAR INTERNATIONAL VALUE

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 10.965373     100.000    $1,096.54    $1,095.87     99.939
12/31/98                 11.616470      99.939    $1,160.94    $1,160.27     99.881


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,160.27           $54.00          $1,106.27
         Total Return Incep to Date        16.03%                              10.63%
         Average Annual Return             11.23%                               7.50%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     10.073768     99.268
12/31/98                 11.616470     99.268     $1,153.14    $1,152.47     99.210


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,152.47           $54.00          $1,098.47
         Total Return Incep to Date        15.25%                               9.85%
         Average Annual Return             15.25%                               9.85%

          NORTHSTAR RESEARCH ENHANCED INDEX(FORMERLY MULTI-SECTOR BOND)

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
01/03/95   $1,000.00     10.000000     100.000
01/03/96                 11.437543     100.000    $1,143.75    $1,143.08     99.941
01/03/97                 12.703515      99.941    $1,269.61    $1,268.94     99.889
01/03/98                 13.403064      99.889    $1,338.81    $1,338.14     99.839
12/31/98                 13.419018      99.839    $1,339.74    $1,339.07     99.789


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,339.07           $45.00          $1,294.07
         Total Return Incep to Date        33.91%                              29.41%
         Average Annual Return              7.58%                               6.67%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     13.425025     74.488
12/31/98                 13.419018     74.488     $999.55      $998.88       74.438


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $998.88             $54.00          $944.88
         Total Return Incep to Date      -0.11%                              -5.51%
         Average Annual Return           -0.11%                              -5.51%

                              OCC EQUITY PORTFOLIO

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 11.383731     100.000    $1,138.37    $1,137.70     99.941
12/31/98                 11.738993      99.941    $1,173.21    $1,172.54     99.884


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,172.54           $54.00          $1,118.54
         Total Return Incep to Date        17.25%                              11.85%
         Average Annual Return             12.07%                               8.35%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     10.641387     93.973
12/31/98                 11.738993     93.973     $1,103.15    $1,102.48     93.916


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,102.48           $54.00          $1,048.48
         Total Return Incep to Date        10.25%                               4.85%
         Average Annual Return             10.25%                               4.85%

                           OCC GLOBAL EQUITY PORTFOLIO

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 10.330954     100.000    $1,033.10    $1,032.43     99.935
12/31/98                 10.568707      99.935    $1,056.19    $1,055.52     99.872


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,055.52           $54.00          $1,001.52
         Total Return Incep to Date         5.55%                               0.15%
         Average Annual Return              3.94%                               0.11%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00      9.459622     105.712
12/31/98                 10.568707     105.712    $1,117.24    $1,116.57     105.649


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,116.57           $54.00          $1,062.57
         Total Return Incep to Date        11.66%                               6.26%
         Average Annual Return             11.66%                               6.26%

                              OCC MANAGED PORTFOLIO

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                 10.474920     100.000    $1,047.49    $1,046.82     99.936
12/31/98                 10.649385      99.936    $1,064.26    $1,063.59     99.873


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,063.59           $54.00          $1,009.59
         Total Return Incep to Date         6.36%                               0.96%
         Average Annual Return              4.51%                               0.69%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     10.080521     99.201
12/31/98                 10.649385     99.201     $1,056.43    $1,055.76     99.138


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,055.76           $54.00          $1,001.76
         Total Return Incep to Date         5.58%                               0.18%
         Average Annual Return              5.58%                               0.18%

                             OCC SMALL CAP PORTFOLIO

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
08/08/97   $1,000.00     10.000000     100.000
08/08/98                  9.202759     100.000    $920.28      $919.61       99.927
12/31/98                  9.147757      99.927    $914.11      $913.44       99.854


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $913.44             $54.00          $859.44
         Total Return Incep to Date      -8.66%                             -14.06%
         Average Annual Return           -6.27%                             -10.27%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     10.196263     98.075
12/31/98                  9.147757     98.075     $897.17      $896.50       98.002


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $896.50            $54.00           $842.50
         Total Return Incep to Date     -10.35%                             -15.75%
         Average Annual Return          -10.35%                             -15.75%

                              PVT GROWTH AND INCOME

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
01/06/94   $1,000.00     10.000000     100.000
01/06/95                  9.957652     100.000      $995.77      $995.10     99.933
01/06/96                 13.349902      99.933    $1,334.09    $1,333.42     99.883
01/06/97                 16.129217      99.883    $1,611.03    $1,610.36     99.841
01/06/98                 19.513315      99.841    $1,948.23    $1,947.56     99.807
12/31/98                 22.310696      99.807    $2,226.76    $2,226.09     99.777


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $2,226.09           $36.00          $2,190.09
         Total Return Incep to Date       122.61%                             119.01%
         Average Annual Return             17.41%                              17.03%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     19.600831     51.018
12/31/98                 22.310696     51.018     $1,138.25    $1,137.58     50.988


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,137.58           $54.00          $1,083.58
         Total Return Incep to Date        13.76%                               8.36%
         Average Annual Return             13.76%                               8.36%

                              PVT NEW OPPORTUNITIES

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
05/01/95   $1,000.00     10.000000     100.000
05/01/96                 15.566161     100.000    $1,556.62    $1,555.95     99.957
05/01/97                 13.841757      99.957    $1,383.58    $1,382.91     99.909
05/01/98                 20.442433      99.909    $2,042.37    $2,041.70     99.876
12/31/98                 21.631274      99.876    $2,160.44    $2,159.77     99.845


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $2,159.77            $45.00         $2,114.77
         Total Return Incep to Date       115.98%                             111.48%
         Average Annual Return             23.34%                              22.63%



                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     17.634520     56.707
12/31/98                 21.631274     56.707     $1,226.64    $1,225.97     56.676


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,225.97           $54.00          $1,171.97
         Total Return Incep to Date        22.60%                              17.20%
         Average Annual Return             22.60%                              17.20%

                                   PVT VOYAGER

                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
01/06/94   $1,000.00     10.000000     100.000
01/06/95                  9.950048     100.000      $995.00      $994.33     99.933
01/06/96                 13.539972      99.933    $1,353.09    $1,352.42     99.883
01/06/97                 15.606253      99.883    $1,558.80    $1,558.13     99.840
01/06/98                 19.120052      99.840    $1,908.95    $1,908.28     99.805
12/31/98                 23.740783      99.805    $2,369.45    $2,368.78     99.777


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $2,368.78           $36.00          $2,332.78
         Total Return Incep to Date       136.88%                             133.28%
         Average Annual Return             18.88%                              18.52%


                                                   Yearend     Less "Avg"    Yearend
Date       Deposit       NQ UV         # Units      Value      Cont Fee      Units
----       -------       -----         -------      -----      --------      -----
12/31/97   $1,000.00     19.357233     51.660
12/31/98                 23.740783     51.660     $1,226.46    $1,225.79     51.632


                                    Contract Value   Surrender Charge  Surrender Value
                                    --------------   ----------------  ---------------
         Ending Value                  $1,225.79           $54.00          $1,171.79
         Total Return Incep to Date        22.58%                              17.18%
         Average Annual Return             22.58%                              17.18%

Current & Effective Yield (net of all contract fees) December, 1998


      Unit Value     Unit Value   Net         7 Day     Current   Effective
Fund  12/24/98       12/31/98     Change      Return    Yield     Yield
----  --------       --------     ------      ------    -----     -----

FMM   $12.063390     12.071937    $0.008392   0.0696%   3.63%     3.69%

Note: Net Change = 12/31 Unit Value - 12/24 Unit Value - Hypothetical Weekly Fee

      Current Yield = 7 Day Return x 365/7

      Effective Yield = [ (7 Day Return + 1) ^ (365/7) ] - 1


Calculation of Average Weekly Contract Fee per Money Market Unit December, 1998

      Annual Fee          Stated as       Unit Value
      as Percent of       a Weekly        12/24/98        Hypothetical
      Avg Invested $      Fee             (Invested $)    Weekly Fee
      --------------      ---             ------------    ----------
          0.067%           0.0128%         $12.063390     $0.001550

           DESCRIPTION OF RETURNS BASED ON UNDERLYING FUND PERFORMANCE

The company may at times quote average annual returns for periods prior to the Sub-Accounts commenced operations. Such performance information for the Sub-Accounts will be calculated based on the performance of the Portfolios and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the portfolios, with the level of Contract charges currently in effect. The following provides the details in providing such returns.

                          AVERAGE ANNUAL TOTAL RETURNS

The company may at times quote average annual returns that reflect net recurring charges and any applicable surrender charges. The following is the formula used to provide such returns.

TR =     ((1 + TRsa - SC) ^ (1/N)) - 1

Where:

TR = The average annual total return of the Sub-Account net of recurring charges and any applicable surrender charge for the period.

TRf = Total return of the fund for the period, provided by the investment company.

TRsa = Total return of the fund for the period, provided by the investment company, adjusted for the annual contract charge (AP) and separate account annual expenses (AE) or the following formula:

         ((1 + TRf) * (((1 - AE) * (1 - AP)) ^ N)) - 1.

SC =     Applicable surrender charge at the end of period.

AP = Annual Contract Charge as an equivalent annual percent charge (AP) based on the average net assets in the Variable Account and Fixed Account during the preceding year. (ie Select Annuity III would be .067%)

AE = Total Separate Account Annual Expenses consisting of the mortality and expense risk premium and the administration charge. (ie Select Annuity III would be 1.40%)

N =      The number of years (N) in the period.



                          OTHER AVERAGE ANNUAL RETURNS

In addition, the company may at times quote average annual returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as the average annual total returns described above, except that the surrender charge is ignored as the following formula demonstrates.

TR =     ((1 + TRsa) ^ (1/N)) - 1

Where:

TR = The average annual total return of the Sub-Account net of recurring charges for the period.